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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports, each dated February 18, 1994, appearing in the Annual Reports on Form 10-K of Sierra Pacific Resources and Sierra Pacific Power Company for the year ended December 31, 1993 and to the reference to our firm under the caption "EXPERTS" in the Joint Proxy Statement/Prospectus, which is part of this Registration Statement.

COOPERS & LYBRAND
October 4, 1994

San Francisco